Putnam
Voyager
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

After one of the most trying investment periods in recent history, we are pleased to report positive performance for Putnam Voyager Fund during the fiscal year that ended on July 31, 2003. This good news is dampened somewhat by the fact that the fund's results lagged those of both its benchmark index and its Lipper category average. You will find the details on the facing page and on page 7.

The relative underperformance was caused by stock selection, mainly in cyclical industries and technology. Of more long-term significance, in our view, however, is the decision by the management team to position the portfolio not only with existing market conditions in mind but also to take advantage of what the team sees as the gathering economic recovery. In the following pages, the managers discuss their strategy in detail and offer their view of prospects for the fund in the months ahead.

While no one can make assurances in such matters, market conditions may suggest that better days lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003

Report from Fund Management


Fund highlights

* Putnam Voyager Fund returned 7.68% for class A shares at net asset value and 1.48% at public offering price for the fiscal year that ended
  July 31, 2003.

* The fund underperformed the 11.64% return of its benchmark, the Russell 1000 Growth Index, because of stock selection, particularly in the consumer cyclical and technology sectors.

* The fund underperformed the average return of 10.31% for its Lipper peer group, the Large-Cap Growth Funds category, also because of positioning in the consumer cyclical and technology sectors.

* See the Performance Summary that begins on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Putnam Voyager Fund's 2003 fiscal year, which ended July 31, 2003, was once again memorable for its risks and heightened volatility. Weak economic growth and negative market sentiment, prompted by corporate governance problems, provided a difficult background throughout the year. The Iraq war and the SARS epidemic in Asia also stoked market uncertainty. We responded to these conditions with caution. Our stock selections emphasized established companies that we believed were high quality, meaning they had a greater likelihood of achieving consistent growth. Also, we were careful not to concentrate assets in specific holdings or sectors. This diversification enabled the fund to perform most competitively during the market's downturns, but it lagged behind when the market rallied on two occasions -- in October and November and again in April and May. We believe that avoiding steep setbacks positions the fund for better long-term results, though in the fiscal year, this decision caused the portfolio to lag behind its benchmark and its Lipper peer group.

FUND PROFILE

Putnam Voyager Fund seeks capital appreciation by investing in stocks of companies believed to offer above-average growth potential. The fund invests in a diversified portfolio of large and midsize companies across a range of industries. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund may be appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.


Market overview

Your fund's fiscal 2003 was a challenging time for businesses to achieve earnings growth. In the summer of 2002, the economy decelerated to a growth rate of little more than 1%. The growth rate remained at this level until the second calendar quarter of 2003, when it rose to 3.1%, according to the Commerce Department's estimates. Consumer spending grew modestly during the year, fueled by a boom in mortgage refinancings as interest rates fell to historic lows. Although business spending did not rise vigorously, as many investors had hoped it would, we considered the fact that capital investment did not deteriorate any further to be a positive development.

In addition to these fundamental challenges, negative investor sentiment also hurt stocks. The market tumbled in the summer of 2002 as investors signaled a vote of no confidence following WorldCom's collapse, which led to the largest bankruptcy in U.S. history. While corporate reforms made gradual progress, the buildup to the Iraq war generated new worries. During the corporate governance crisis from July to September, and the Iraq crisis of February and March, the fund's emphasis on high-quality companies helped relative results. However, when the markets recovered following these two downturns, many hard-hit, higher-risk stocks had strong rebounds while the higher-quality companies we favored, which had been less severely affected, did not appreciate to the same extent.

Fortunately, by July there was noticeable improvement in the economy, corporate governance, investor confidence, and business profits. Stocks were more stable in June and July than in the previous ten months of the fiscal year.


------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
------------------------------------------------------------------------
Equities
------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                             6.30%
------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)           11.64%
------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)             10.75%
------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                         23.11%
------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                10.64%
------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                    5.42%
------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)               4.45%
------------------------------------------------------------------------
CSFB High Yield Index (high-yield corporate bonds)                23.33%
------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)              11.95%
------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.


Strategy overview

The negative conditions in the market over the past year meant that stocks that disappointed investors could expect sharp price declines. We relied on our fundamental research capabilities to identify companies we considered likely to achieve above-average earnings growth, even in a difficult market environment. We also decided to keep the portfolio's sector weightings close to those of its benchmark index.

While generally speaking the fund was neutrally positioned, we favored certain areas. For example, in the technology sector we favored hardware and software stocks that stood to benefit from stronger sales. We avoided data storage companies that we considered to have overly optimistic growth projections. In the health-care sector, pharmaceuticals holdings represented the fund's largest industry weighting, but relative to the benchmark we favored medical service and biotechnology stocks that we considered to have better growth prospects. Also, the fund owned a wide variety of financial services companies. We favored regional banks and credit card issuers with high-quality customers. We generally avoided large money center banks, investment banks, and brokerages that we felt were likely to move in sync with the volatility in financial markets. We also trimmed the fund's exposure to the insurance industry during the year. Many of the stocks had performed well, but their performance outlook was clouded by rising liability claims.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of         as of
                            1/31/03       7/31/03

Pharmaceuticals              15.4%         15.4%

Retail                       10.4%         11.4%

Software                      6.5%          8.8%

Health-care
services                      5.7%          7.3%

Electronics                   4.4%          5.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

We were mostly effective in identifying companies able to meet their earnings expectations, but this did not turn out to be the pathway to top returns. Compared with the benchmark index, the fund had underweight exposure to many stocks that surged during rallies, when the market generously forgave their inconsistent profit histories.

We built an overweighted exposure to Dell Computer, the dominant computer manufacturer, and Microsoft, the leading software company. Though both performed well, they were not among the leading stocks in the sector. In the electronics industry, the fund enjoyed solid performance from leading semiconductor manufacturer Intel. Meanwhile the fund had an underweight position in industry rival Applied Materials and we sold the position before the end of the period. In hindsight, greater exposure to Applied Materials would have helped performance, because the stock surged late in the year, but we considered it a higher-risk investment and were seeking to control the fund's risk exposure. Also in the technology sector we favored Qualcomm, the maker of Palm Pilots, but it underperformed the sector during the time the fund owned it.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Pfizer, Inc.
   Pharmaceuticals

 2 Microsoft Corp.
   Software

 3 General Electric Co.
   Conglomerates

 4 Intel Corp.
   Electronics

 5 Johnson & Johnson
   Pharmaceuticals

 6 Dell, Inc.
   Computers

 7 Wal-Mart Stores, Inc.
   Retail

 8 Cisco Systems, Inc.
   Communications equipment

 9 Amgen, Inc.
   Biotechnology

10 Wyeth
   Pharmaceuticals

Footnote reads:
These holdings represent 36.5% of the fund's net assets as of 7/31/03. The fund's holdings will change over time.


Consumer staples stocks were attractive in this economic environment because they were considered more likely to meet their earnings targets. However, their valuations were high, so we kept the fund underweight in that sector. As we had anticipated, the fund's underweight exposure to Coca-Cola helped relative performance. Coca-Cola underperformed the market as it failed to achieve strong growth. Unfortunately, the fund had a large position in Altria, formerly Philip Morris, which had a strong recovery late in the year, but still underperformed the market for the year.

In consumer cyclical stocks, the fund's overall positioning was a disadvantage. Career Education Corp. performed well as many workers turned to new skills training while the economy remained weak. The fund had only a small position in Home Depot, a retailer that became the comeback kid late in the period as its earnings started to improve.

Among financials, a large position in MBNA, the credit card company, performed well thanks to the company's high-quality lending profile, even as consumer debt levels in general remained high. Citigroup weathered legal investigations and though it paid fines we do not think these issues derail the company's attractive growth prospects. The stock has performed quite well since March. However, Freddie Mac was not so fortunate. Questions about its accounting practices and concerns about a slowdown in mortgage lending hurt this stock in the second half of the period. We believe the stock will recover, but it might take time.

In the health-care sector we fortunately avoided Tenet Healthcare, which has performed badly because of a federal investigation into fraudulent Medicare claims. Unfortunately, the fund had overweight positions in Cardinal Health and Pfizer, two stocks that underperformed the sector.

One last indication of our emphasis on high-quality companies was the fund's overweight position in Freeport-McMoran Copper & Gold, a mining company. Thanks to its business model and strong commodity prices, this company is achieving steady earnings growth and the stock outperformed the broad market.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Large-Cap Growth and Mid-Cap Growth teams. The members of the teams are Brian O'Toole (Portfolio Leader), Tony Elavia (Portfolio Member), Walt Pearson (Portfolio Member), David Santos (Portfolio Member) Eric Wetlaufer (Portfolio Member), Kevin Divney, Ken Doerr, Paul Marrkand, and Justin Scott.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As we begin the new fiscal year, we see a stronger case for optimism than earlier in the year, but we still consider it wise to remain restrained. We think modest improvement is the most likely scenario. Corporate earnings continue to improve quarter after quarter, but there are still some cross currents holding back growth. Although economic output jumped from April to June, we believe that much of it resulted from defense spending, which cannot sustain corporate earnings growth. Consumer spending can fuel earnings, but is likely to expand only gradually. Greater labor productivity means businesses need to hire fewer workers, so unemployment will remain near current levels. The tax cuts currently taking effect are helpful, but the rise in mortgage rates during June and July may choke off the wave of mortgage refinancings that was putting more money in consumers' pockets. Capital investment by businesses, including technology spending, is improving, but at modest rates.

We still place a premium on fundamental research to identify companies most capable of meeting their growth projections because of the quality of their products, management, and market positions. We believe the economic recovery will be gradual. Geopolitical risks, particularly terrorism, though less acute now, still cause enough uncertainty to keep markets cautious. The portfolio features strong competitors across a diverse range of industries. We believe these companies are poised to achieve capital appreciation, because they are posting profits, and based on our historical measurements, they are generally undervalued. Viewed optimistically, these conditions are favorable for long-term investors to increase exposure to stocks, because valuations are attractive and business competition is vigorous. Together, these factors set the stage for future earnings growth and capital appreciation.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



-----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
-----------------------------------------------------------------------------------------------------------
                          Class A             Class B            Class C             Class M        Class R
(inception dates)        (4/1/69)           (4/27/92)           (7/26/99)           (12/1/94)      (1/21/03)
                       NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP       NAV
-----------------------------------------------------------------------------------------------------------
1 year                7.68%     1.48%     6.86%     1.86%     6.85%     5.85%     7.12%     3.40%     7.44%
-----------------------------------------------------------------------------------------------------------
5 years              -6.89    -12.23    -10.40    -11.66    -10.30    -10.30     -9.17    -12.35     -7.99
Annual average       -1.42     -2.58     -2.17     -2.45     -2.15     -2.15     -1.90     -2.60     -1.65
-----------------------------------------------------------------------------------------------------------
10 years            136.06    122.53    118.90    118.90    118.98    118.98    124.58    116.67    130.50
Annual average        8.97      8.33      8.15      8.15      8.15      8.15      8.43      8.04      8.71
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       11.82     11.63     10.80     10.80     10.98     10.98     11.09     10.98     11.54
-----------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns
(available to qualified plans only) have no initial sales charge and no deferred sales charge. Performance for class B, C, M, and R shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
----------------------------------------------------------------------------
                                                                    Lipper
                               Russell 1000                      Large-Cap
                                   Growth        S&P 500      Growth Funds
                                    Index          Index  category average*
----------------------------------------------------------------------------
1 year                              11.64%         10.64%            10.31%
----------------------------------------------------------------------------
5 years                            -20.31          -5.17            -15.77
Annual average                      -4.44          -1.06             -3.65
----------------------------------------------------------------------------
10 years                            131.3         166.03            103.61
Annual average                       8.75          10.28              7.11
----------------------------------------------------------------------------
Annual average (life of fund)          -- +           -- +            8.85
----------------------------------------------------------------------------

+ The inception date of the Russell 1000 Growth Index was December 31,
  1978, and the inception date of the S&P 500 Index performance was December 31, 1969. Both were after the fund's inception.

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 651, 331, and 87 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

                Fund's class A        Russell 1000       S&P 500
Date/year        shares at POP        Growth Index        Index

7/31/93              9,425              $10,000           10,000
7/31/94              9,944               10,499           10,516
7/31/95             13,397               13,797           13,262
7/31/96             15,472               15,939           15,459
7/31/97             20,457               24,203           23,519
7/31/98             23,900               29,024           28,054
7/31/99             29,254               36,001           33,722
7/31/00             40,300               44,778           36,749
7/31/01             28,798               29,078           31,483
7/31/02             20,667               20,719           24,044
7/31/03            $22,253              $23,130          $26,603

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,890 and $21,898, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,458 ($21,667 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $23,050. See first page of performance section for performance calculation method.



----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/03
----------------------------------------------------------------------------------------
                            Class A        Class B    Class C       Class M      Class R
----------------------------------------------------------------------------------------
Distributions (number)         1             --         --            --            --
----------------------------------------------------------------------------------------
Income                       $0.00004        --         --            --            --
----------------------------------------------------------------------------------------
Capital gains                   --           --         --            --            --
----------------------------------------------------------------------------------------
Return of capital 1          $0.00006        --         --            --            --
----------------------------------------------------------------------------------------
Total                        $0.0001         --        --            --            --
----------------------------------------------------------------------------------------
Share value:             NAV       POP       NAV       NAV       NAV       POP       NAV
----------------------------------------------------------------------------------------
7/31/02               $13.42    $14.24    $11.96    $13.13    $12.79    $13.25        --
----------------------------------------------------------------------------------------
1/21/03*                  --        --        --        --        --        --    $12.98
----------------------------------------------------------------------------------------
7/31/03                14.45     15.33     12.78     14.03     13.70     14.20     14.44
----------------------------------------------------------------------------------------

* Inception date of class R shares.

1 See page 36.




----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------
                       Class A             Class B             Class C             Class M        Class R
(inception dates)     (4/1/69)           (4/27/92)           (7/26/99)           (12/1/94)      (1/21/03)
                    NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP       NAV
----------------------------------------------------------------------------------------------------------
1 year             -2.29%    -7.91%    -3.03%    -7.88%    -3.05%    -4.01%    -2.76%    -6.18%    -2.49%
----------------------------------------------------------------------------------------------------------
5 years           -12.84    -17.86    -16.11    -17.30    -16.03    -16.03    -14.97    -17.94    -13.89
Annual average     -2.71     -3.86     -3.45     -3.73     -3.43     -3.43     -3.19     -3.88     -2.95
----------------------------------------------------------------------------------------------------------
10 years          133.57    120.19    116.57    116.57    116.69    116.69    122.33    114.58    128.01
Annual average      8.85      8.21      8.03      8.03      8.04      8.04      8.32      7.93      8.59
----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)     11.77     11.58     10.75     10.75     10.93     10.93     11.04     10.93     11.49
----------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2003



The fund's portfolio
July 31, 2003

Common stocks (99.1%) (a)
Number of shares                                                                                              Value
Advertising and Marketing Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
            784,600 Lamar Advertising Co. (NON)                                                         $26,919,626
            643,500 Omnicom Group, Inc.                                                                  47,541,778
                                                                                                      -------------
                                                                                                         74,461,404

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
            648,600 L-3 Communications Holdings, Inc. (NON)                                              31,833,288

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,138,900 Southwest Airlines Co.                                                               18,689,349

Banking (1.6%)
-------------------------------------------------------------------------------------------------------------------
            654,000 Doral Financial Corp.                                                                28,710,600
          1,187,300 State Street Corp.                                                                   54,497,070
          3,196,200 U.S. Bancorp                                                                         78,370,824
            751,500 Washington Mutual, Inc.                                                              29,669,220
          1,191,100 Wells Fargo & Co.                                                                    60,186,283
            773,300 Zions Bancorp.                                                                       43,181,072
                                                                                                      -------------
                                                                                                        294,615,069

Beverage (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,244,300 Anheuser-Busch Cos., Inc.                                                            64,479,626
          2,134,000 Coca-Cola Enterprises, Inc.                                                          36,384,700
          1,064,500 Pepsi Bottling Group, Inc. (The)                                                     23,397,710
          6,717,221 PepsiCo, Inc.                                                                       309,462,371
                                                                                                      -------------
                                                                                                        433,724,407

Biotechnology (4.1%)
-------------------------------------------------------------------------------------------------------------------
          6,761,600 Amgen, Inc. (NON)                                                                   470,472,128
            224,000 Genentech, Inc. (NON)                                                                18,088,000
            989,400 Genzyme Corp. (NON)                                                                  49,905,336
          1,183,200 Gilead Sciences, Inc. (NON)                                                          80,753,400
          1,045,500 IDEC Pharmaceuticals Corp. (NON)                                                     35,379,720
          2,336,100 MedImmune, Inc. (NON)                                                                91,551,759
                                                                                                      -------------
                                                                                                        746,150,343

Broadcasting (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,321,900 Viacom, Inc. Class B                                                                101,049,088

Cable Television (1.2%)
-------------------------------------------------------------------------------------------------------------------
            646,328 Comcast Corp. Class A (NON)                                                          19,596,665
          3,818,200 Comcast Corp. Class A (Special) (NON)                                               111,873,260
          2,371,700 Echostar Communications Corp. Class A (NON)                                          86,021,559
                                                                                                      -------------
                                                                                                        217,491,484

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,745,000 3M Co.                                                                              244,649,000

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            817,400 H&R Block, Inc.                                                                      34,649,586
          1,117,000 Iron Mountain, Inc. (NON)                                                            40,882,200
            925,800 Paychex, Inc.                                                                        30,116,274
                                                                                                      -------------
                                                                                                        105,648,060

Communications Equipment (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,505,300 Avaya, Inc. (NON)                                                                    14,450,880
          4,085,700 CIENA Corp. (NON)                                                                    23,737,917
         24,145,759 Cisco Systems, Inc. (NON)                                                           471,325,216
            392,400 Harris Corp.                                                                         12,701,988
          4,708,100 QUALCOMM, Inc.                                                                      176,365,426
                                                                                                      -------------
                                                                                                        698,581,427

Computers (5.1%)
-------------------------------------------------------------------------------------------------------------------
         16,584,100 Dell, Inc. (NON)                                                                    558,552,488
          2,956,343 IBM Corp.                                                                           240,202,869
          2,111,100 Lexmark International, Inc. (NON)                                                   135,469,287
                                                                                                      -------------
                                                                                                        934,224,644

Conglomerates (4.7%)
-------------------------------------------------------------------------------------------------------------------
         29,785,400 General Electric Co. (SEG)                                                          847,096,776

Consumer Finance (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,564,700 Capital One Financial Corp.                                                         122,874,777
         15,716,100 MBNA Corp.                                                                          350,311,869
                                                                                                      -------------
                                                                                                        473,186,646

Consumer Goods (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,099,200 Colgate-Palmolive Co.                                                                60,016,320
          3,311,085 Procter & Gamble Co.                                                                290,945,039
                                                                                                      -------------
                                                                                                        350,961,359

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            501,100 Getty Images, Inc. (Canada) (NON)                                                    19,106,943

Containers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            454,100 Sealed Air Corp. (NON)                                                               21,674,193

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
            316,000 Performance Food Group Co. (NON)                                                     11,938,480
            888,900 SYSCO Corp.                                                                          26,782,557
                                                                                                      -------------
                                                                                                         38,721,037

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,115,000 Edison International (NON)                                                           83,937,150
          1,038,300 Entergy Corp.                                                                        53,482,833
                                                                                                      -------------
                                                                                                        137,419,983

Electronics (5.6%)
-------------------------------------------------------------------------------------------------------------------
            528,600 Arrow Electronics, Inc. (NON)                                                         9,012,630
         32,377,300 Intel Corp.                                                                         807,813,635
            455,200 Intersil Corp. Class A (NON)                                                         11,225,232
          3,005,600 PMC - Sierra, Inc. (NON)                                                             36,848,656
          3,159,900 QLogic Corp. (NON)                                                                  133,189,785
            353,700 SanDisk Corp. (NON)                                                                  20,051,253
                                                                                                      -------------
                                                                                                      1,018,141,191

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,018,733 GlobalSantaFe Corp. (Cayman Islands)                                                 22,666,809

Financial (3.3%)
-------------------------------------------------------------------------------------------------------------------
          5,164,900 Citigroup, Inc.                                                                     231,387,520
          4,266,900 Fannie Mae                                                                          273,252,276
          1,852,900 Freddie Mac                                                                          90,514,165
                                                                                                      -------------
                                                                                                        595,153,961

Food (0.1%)
-------------------------------------------------------------------------------------------------------------------
            526,200 Krispy Kreme Doughnuts, Inc. (NON)                                                   22,973,892

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            930,200 GTECH Holdings Corp.                                                                 35,877,814
          2,010,100 Harrah's Entertainment, Inc.                                                         87,740,865
                                                                                                      -------------
                                                                                                        123,618,679

Health Care Services (7.3%)
-------------------------------------------------------------------------------------------------------------------
          2,818,400 AdvancePCS (NON)                                                                    106,789,176
          2,733,100 AmerisourceBergen Corp.                                                             172,431,279
            448,800 Anthem, Inc. (NON)                                                                   33,888,888
          5,289,500 Cardinal Health, Inc.                                                               289,600,125
          1,506,200 Caremark Rx, Inc. (NON)                                                              37,685,124
          1,972,200 Coventry Health Care, Inc. (NON)                                                    106,242,414
          1,400,400 Express Scripts, Inc. Class A (NON)                                                  92,426,400
          1,433,800 Health Management Associates, Inc.                                                   28,632,986
            434,100 Henry Schein, Inc. (NON)                                                             25,368,804
            691,500 Mid Atlantic Medical Services, Inc. (NON)                                            37,603,770
            155,900 Quest Diagnostics, Inc. (NON)                                                         9,316,584
          1,299,600 Steris Corp. (NON)                                                                   29,864,808
          3,543,600 UnitedHealth Group, Inc.                                                            184,586,124
            740,200 Universal Health Services, Inc. Class B (NON)                                        37,935,250
          1,602,100 Wellpoint Health Networks, Inc. (NON)                                               134,015,665
                                                                                                      -------------
                                                                                                      1,326,387,397

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            889,800 Whirlpool Corp.                                                                      57,641,244

Insurance (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,111,046 American International Group, Inc.                                                  328,129,153
            772,400 Brown & Brown, Inc.                                                                  23,944,400
          1,905,662 Fidelity National Financial, Inc.                                                    54,673,443
                                                                                                      -------------
                                                                                                        406,746,996

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            576,600 SEI Investments Co.                                                                  20,157,936
            519,900 Waddell & Reed Financial, Inc.                                                       13,678,569
                                                                                                      -------------
                                                                                                         33,836,505

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
            439,000 Marriott International, Inc. Class A                                                 18,042,900
          4,011,200 Royal Caribbean Cruises, Ltd.                                                       117,327,600
                                                                                                      -------------
                                                                                                        135,370,500

Media (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,279,900 AOL Time Warner, Inc. (NON)                                                          35,178,857
          1,140,800 Fox Entertainment Group, Inc. Class A (NON)                                          34,532,016
          1,342,500 Walt Disney Co. (The)                                                                29,427,600
                                                                                                      -------------
                                                                                                         99,138,473

Medical Technology (2.1%)
-------------------------------------------------------------------------------------------------------------------
            302,500 Beckman Coulter, Inc.                                                                13,412,850
          1,015,000 Boston Scientific Corp. (NON)                                                        64,178,450
          1,201,600 Guidant Corp.                                                                        56,739,552
          4,428,501 Medtronic, Inc.                                                                     228,067,802
            352,100 Varian Medical Systems, Inc. (NON)                                                   21,604,856
                                                                                                      -------------
                                                                                                        384,003,510

Metals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          4,366,300 Freeport-McMoRan Copper & Gold, Inc. Class B                                        116,973,177

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            649,700 Burlington Resources, Inc.                                                           29,996,649

Pharmaceuticals (15.4%)
-------------------------------------------------------------------------------------------------------------------
          5,646,050 Abbott Laboratories                                                                 221,607,463
          1,532,600 Allergan, Inc.                                                                      123,343,648
            894,000 Barr Laboratories, Inc. (NON)                                                        60,389,700
          2,160,800 Forest Laboratories, Inc. (NON)                                                     103,459,104
         11,134,140 Johnson & Johnson                                                                   576,637,111
          1,549,000 Lilly (Eli) & Co.                                                                   101,986,160
          3,915,700 Merck & Co., Inc.                                                                   216,459,896
         30,434,487 Pfizer, Inc.                                                                      1,015,294,486
          8,169,800 Wyeth                                                                               372,379,484
                                                                                                      -------------
                                                                                                      2,791,557,052

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,732,200 Xerox Corp. (NON)                                                                    29,507,760

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            305,600 McGraw-Hill Cos., Inc. (The)                                                         18,574,368

Regional Bells (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,971,300 BellSouth Corp.                                                                      50,209,011

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
            391,500 CBRL Group, Inc.                                                                     13,796,460
          3,227,000 Starbucks Corp. (NON)                                                                88,193,910
          1,191,700 Yum! Brands, Inc. (NON)                                                              35,667,581
                                                                                                      -------------
                                                                                                        137,657,951

Retail (11.4%)
-------------------------------------------------------------------------------------------------------------------
            171,900 Abercrombie & Fitch Co. Class A (NON)                                                 5,516,271
          1,369,700 Advance Auto Parts, Inc. (NON)                                                       93,043,721
          1,031,400 AutoZone, Inc. (NON)                                                                 85,874,364
          1,933,200 Bed Bath & Beyond, Inc. (NON)                                                        74,795,508
          2,965,200 Best Buy Co., Inc. (NON)                                                            129,430,980
            777,200 Chico's FAS, Inc. (NON)                                                              21,100,980
            411,000 Expedia, Inc. Class A (NON)                                                          32,144,310
          1,047,600 Family Dollar Stores, Inc.                                                           39,295,476
          1,472,200 Federated Department Stores, Inc.                                                    58,902,722
          8,759,000 Home Depot, Inc. (The)                                                              273,280,800
          1,238,200 Kohl's Corp. (NON)                                                                   73,487,170
          3,041,128 Kroger Co. (NON)                                                                     51,547,120
          5,841,600 Lowe's Cos., Inc.                                                                   277,826,496
          1,293,600 Office Depot, Inc. (NON)                                                             21,473,760
            252,800 Rent-A-Center, Inc. (NON)                                                            18,434,176
          4,990,500 Staples, Inc. (NON)                                                                 100,508,670
            313,600 Timberland Co. (The) Class A (NON)                                                   14,055,552
          6,475,200 TJX Cos., Inc. (The)                                                                125,942,640
          9,555,589 Wal-Mart Stores, Inc.                                                               534,252,981
          1,249,100 Williams-Sonoma, Inc. (NON)                                                          35,287,075
                                                                                                      -------------
                                                                                                      2,066,200,772

Schools (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,152,700 Apollo Group, Inc. Class A (NON)                                                    139,408,852
          1,711,100 Career Education Corp. (NON)                                                        142,705,740
                                                                                                      -------------
                                                                                                        282,114,592

Semiconductor (0.6%)
-------------------------------------------------------------------------------------------------------------------
            915,700 KLA-Tencor Corp. (NON)                                                               47,295,905
          2,678,100 LAM Research Corp. (NON)                                                             58,275,456
                                                                                                      -------------
                                                                                                        105,571,361

Software (8.8%)
-------------------------------------------------------------------------------------------------------------------
          1,720,700 Adobe Systems, Inc.                                                                  56,232,476
            551,100 BEA Systems, Inc. (NON)                                                               7,274,520
          7,530,300 Computer Associates International, Inc.                                             191,646,135
          1,020,600 Macromedia, Inc. (NON)                                                               20,942,712
            443,700 Mercury Interactive Corp. (NON)                                                      17,464,032
         36,796,800 Microsoft Corp. (SEG)                                                               971,435,520
         15,404,100 Oracle Corp. (NON)                                                                  184,849,200
          3,150,900 Symantec Corp. (NON)                                                                147,808,719
                                                                                                      -------------
                                                                                                      1,597,653,314

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
            931,200 Affiliated Computer Services, Inc. Class A (NON)                                     46,140,960
            897,300 Automatic Data Processing, Inc.                                                      33,271,884
            698,200 Fair, Isaac and Co., Inc.                                                            37,730,728
            708,000 Fiserv, Inc. (NON)                                                                   27,640,320
          1,594,300 SunGard Data Systems, Inc. (NON)                                                     41,834,432
          2,403,200 VeriSign, Inc. (NON)                                                                 32,082,720
                                                                                                      -------------
                                                                                                        218,701,044

Telecommunications (1.2%)
-------------------------------------------------------------------------------------------------------------------
         11,925,100 AT&T Wireless Services, Inc. (NON)                                                  101,721,103
          2,495,000 CenturyTel, Inc.                                                                     85,553,550
          1,665,500 Sprint Corp. (FON Group)                                                             23,516,860
                                                                                                      -------------
                                                                                                        210,791,513

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
            625,000 Liz Claiborne, Inc.                                                                  21,518,750
          1,683,700 Reebok International, Ltd.                                                           55,393,730
                                                                                                      -------------
                                                                                                         76,912,480

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,346,300 Altria Group, Inc.                                                                  173,895,463

Toys (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,971,200 Mattel, Inc.                                                                         57,730,416
                                                                                                    ---------------
                    Total Common stocks (cost $16,522,876,705)                                      $17,979,010,580

Short-term investments (2.8%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
       $269,356,503 Short-term investments held as collateral for loaned securities with yields ranging from 0.91%
                    to 1.23% and due dates ranging from August 1, 2003
                    to September 19, 2003 (d)                                                          $269,348,871
        238,103,216 Short-term investments held in Putnam commingled cash account with yields ranging from 1.00% to 1.24%
                    and due dates ranging from August 1, 2003 to
                    September 25, 2003 (d)                                                              238,103,216
                                                                                                      -------------
                    Total Short-term investments (cost $507,452,087)                                   $507,452,087
                                                                                                      -------------
                    Total Investments (cost $17,030,328,792)                                        $18,486,462,667
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $18,135,456,155.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2003.

  (d) See Note 1 to the financial statements.


Futures contracts outstanding at July 31, 2003

                            Market       Aggregate  Expiration      Unrealized
                             value      face value        date    depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                $143,201,530    $145,512,159      Sep-03     $(2,310,629)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $258,858,012 of
securities on loan (identified cost $17,030,328,792) (Note 1)               $18,486,462,667
-------------------------------------------------------------------------------------------
Cash                                                                                  4,319
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         8,785,174
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           13,172,452
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  185,126,080
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            390,825
-------------------------------------------------------------------------------------------
Total assets                                                                 18,693,941,517

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                229,461,524
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       25,091,760
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     21,815,774
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        5,709,329
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       803,203
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,854
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            5,280,090
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              269,348,871
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              969,957
-------------------------------------------------------------------------------------------
Total liabilities                                                               558,485,362
-------------------------------------------------------------------------------------------
Net assets                                                                  $18,135,456,155

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $23,453,146,376
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions  (Note 1)                                                       (6,771,513,467)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    1,453,823,246
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $18,135,456,155

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,909,404,991 divided by 824,358,187 shares)                                      $14.45
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.45)*                              $15.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,815,585,529 divided by 220,307,968 shares)**                                     $12.78
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($157,924,710 divided by 11,252,958 shares)**                                        $14.03
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($307,046,420 divided by 22,406,302 shares)                                          $13.70
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.70)*                              $14.20
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($12,864 divided by 891 shares)                                                      $14.44
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($2,945,481,641 divided by 198,315,274 shares)                                       $14.85
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $36,964)                                      $184,753,020
-------------------------------------------------------------------------------------------
Interest                                                                          4,416,512
-------------------------------------------------------------------------------------------
Securities lending                                                                  513,241
-------------------------------------------------------------------------------------------
Total investment income                                                         189,682,773

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 83,830,829
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   34,739,591
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   246,330
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     71,796
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            28,279,033
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            28,196,691
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,463,068
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,215,062
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     4
-------------------------------------------------------------------------------------------
Other                                                                            14,408,422
-------------------------------------------------------------------------------------------
Total expenses                                                                  193,450,826
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (3,161,260)
-------------------------------------------------------------------------------------------
Net expenses                                                                    190,289,566
-------------------------------------------------------------------------------------------
Net investment loss                                                                (606,793)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                            (2,004,088,736)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          10,317
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                  45,805,224
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              3,628,095
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets
and liabilities in foreign currencies during the year                                11,721
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the year                                         3,163,487,970
-------------------------------------------------------------------------------------------
Net gain on investments                                                       1,208,854,591
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $1,208,247,798
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                 Year ended July 31
Decrease in net assets                                                       2003                  2002
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            $(606,793)          $13,936,158
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                       (1,954,645,100)       (4,423,748,574)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                    3,163,499,691        (3,399,426,953)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          1,208,247,798        (7,809,239,369)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                (37,674)          (37,163,823)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (3,288,935)          (15,118,379)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (659,215,436)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (274,207,832)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (9,327,036)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (19,932,182)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (121,109,593)
-------------------------------------------------------------------------------------------------------
From return of capital
   Class A                                                                (49,454)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (4,317,523)                   --
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                  (1,325,568,828)       (1,786,304,079)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (125,014,616)      (10,731,617,729)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                  18,260,470,771        28,992,088,500
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of  $-- and $3,468,916, respectively)                             $18,135,456,155       $18,260,470,771
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share                                                 Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.42       $19.53       $30.22       $24.25       $21.36
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .03          .08         (.11)        (.05)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.02        (5.35)       (8.17)        9.06         4.53
------------------------------------------------------------------------------------------------
Total from
investment operations                   1.03        (5.32)       (8.09)        8.95         4.48
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         -- (d)     (.04)        (.01)          --           --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
From return
of capital                                -- (d)       --           --           --           --
------------------------------------------------------------------------------------------------
Total distributions                       -- (d)     (.79)       (2.60)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.45       $13.42       $19.53       $30.22       $24.25
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.68       (28.24)      (28.54)       37.76        22.40
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $11,909,405  $11,811,007  $17,683,446  $25,277,820  $17,180,288
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02          .96          .88          .86          .90
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .10          .21          .33         (.37)        (.25)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.09        91.27       140.30        76.95        85.05
------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.96       $17.59       $27.68       $22.57       $20.14
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.08)        (.09)        (.31)        (.21)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .90        (4.80)       (7.40)        8.40         4.23
------------------------------------------------------------------------------------------------
Total from
investment operations                    .82        (4.88)       (7.49)        8.09         4.02
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --           --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
Total distributions                       --         (.75)       (2.60)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.78       $11.96       $17.59       $27.68       $22.57
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.86       (28.82)      (29.02)       36.69        21.43
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,815,586   $3,406,811   $7,170,549  $11,692,070   $8,433,131
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.77         1.71         1.63         1.61         1.65
------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.65)        (.53)        (.42)       (1.12)       (1.00)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.09        91.27       140.30        76.95        85.05
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------
                                                                                  For the period
                                                                                   July 26, 1999+
Per-share                                           Year ended July 31                to July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.13       $19.23       $30.00       $24.25       $24.64
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.09)        (.09)        (.33)          -- (d)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .98        (5.26)       (8.08)        9.06         (.39)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .90        (5.35)       (8.17)        8.73         (.39)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --           --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)          --
------------------------------------------------------------------------------------------------
Total distributions                       --         (.75)       (2.60)       (2.98)          --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.03       $13.13       $19.23       $30.00       $24.25
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.85       (28.81)      (29.05)       36.79        (1.58)*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $157,925     $156,830     $244,232     $219,658         $822
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.77         1.71         1.63         1.61          .03*
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.65)        (.54)        (.40)       (1.09)        (.02)*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.09        91.27       140.30        76.95        85.05
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.79       $18.71       $29.20       $23.61       $20.93
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.05)        (.04)        (.25)        (.16)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .96        (5.12)       (7.85)        8.82         4.43
------------------------------------------------------------------------------------------------
Total from
investment operations                    .91        (5.17)       (7.89)        8.57         4.27
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --           --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
Total distributions                       --         (.75)       (2.60)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.70       $12.79       $18.71       $29.20       $23.61
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.12       (28.64)      (28.87)       37.13        21.83
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $307,046     $317,614     $510,434     $674,784     $390,975
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.52         1.46         1.38         1.36         1.40
------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.40)        (.29)        (.17)        (.87)        (.75)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.09        91.27       140.30        76.95        85.05
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------
                                                       For the period
                                                     January 21, 2003+
Per-share                                                  to July 31
operating performance                                            2003
---------------------------------------------------------------------
Net asset value,
beginning of period                                            $12.98
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment loss (a)                                          (.01)
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                                              1.47
---------------------------------------------------------------------
Total from
investment operations                                            1.46
---------------------------------------------------------------------
Net asset value,
end of period                                                  $14.44
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                                          11.25*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $13
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                         .67*
---------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                        (.08)*
---------------------------------------------------------------------
Portfolio turnover (%)                                          62.09
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------

Per-share                                                 Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.80       $20.07       $30.89       $24.69       $21.66
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .05          .08          .14         (.04)          -- (d)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.04        (5.51)       (8.36)        9.22         4.62
------------------------------------------------------------------------------------------------
Total from
investment operations                   1.09        (5.43)       (8.22)        9.18         4.62
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.02)        (.09)        (.01)          --           --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
From return
of capital                              (.02)          --           --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.04)        (.84)       (2.60)       (2.98)       (1.59)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.85       $13.80       $20.07       $30.89       $24.69
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.92       (28.08)      (28.33)       38.04        22.75
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,945,482   $2,568,208   $3,383,428   $4,459,634   $2,406,418
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .77          .71          .63          .61          .65
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .34          .45          .58         (.12)          -- (e)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.09        91.27       140.30        76.95        85.05
------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam, LLC, believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $258,858,012. The fund received cash collateral of $269,348,871, which is pooled with collateral of other Putnam funds into 30 issuers of high-grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $5,492,784,891 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
$1,620,664,177    July 31, 2010
 3,872,120,714    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $892,693,905 of losses recognized during the period November 1, 2002 to July 31, 2003.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, non-taxable dividends, realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $464,486 to decrease distributions in excess of net investment income and $782,100 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $317,614.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                             $1,992,527,390
Unrealized depreciation                               (924,739,170)
                                              --------------------
Net unrealized appreciation                          1,067,788,220
Capital loss carryforward                           (5,492,784,891)
Post October loss                                     (892,693,905)
Cost for federal income
tax purposes                                       $17,418,674,447

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, July 31, 2003, the fund's expenses were reduced by $3,161,260 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,040 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $1,422,897 and $19,512 from the sale of class A and class M shares, respectively, and received $5,492,923 and $14,615 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $34,949 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,492,688,234 and $11,474,239,807, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at beginning
of year                                        152,520            $334,019
---------------------------------------------------------------------------
Options opened                               3,400,546           3,586,692
Options exercised                             (298,221)           (263,817)
Options expired                             (2,572,377)         (2,758,572)
Options closed                                (682,468)           (898,322)
---------------------------------------------------------------------------
Written options
outstanding
at end of year                                      --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                168,122,202      $2,216,136,640
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                 6,421              83,419
---------------------------------------------------------------------------
                                           168,128,623       2,216,220,059

Shares repurchased                        (224,014,359)     (2,924,201,850)
---------------------------------------------------------------------------
Net decrease                               (55,885,736)      $(707,981,791)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                196,622,505      $3,244,063,522
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            37,592,850         666,898,671
---------------------------------------------------------------------------
                                           234,215,355       3,910,962,193

Shares repurchased                        (259,343,238)     (4,185,542,499)
---------------------------------------------------------------------------
Net decrease                               (25,127,883)      $(274,580,306)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,822,271        $301,954,402
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            25,822,271         301,954,402

Shares repurchased                         (90,347,411)     (1,049,145,028)
---------------------------------------------------------------------------
Net decrease                               (64,525,140)      $(747,190,626)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,795,738        $538,083,473
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            16,103,032         255,876,098
---------------------------------------------------------------------------
                                            51,898,770         793,959,571

Shares repurchased                        (174,805,961)     (2,546,310,841)
---------------------------------------------------------------------------
Net decrease                              (122,907,191)    $(1,752,351,270)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,955,184         $51,342,005
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,955,184          51,342,005

Shares repurchased                          (4,643,466)        (59,315,160)
---------------------------------------------------------------------------
Net decrease                                  (688,282)        $(7,973,155)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,463,652         $73,158,266
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               483,752           8,441,491
---------------------------------------------------------------------------
                                             4,947,404          81,599,757

Shares repurchased                          (5,705,214)        (91,425,316)
---------------------------------------------------------------------------
Net decrease                                  (757,810)        $(9,825,559)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,950,448         $49,554,711
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,950,448          49,554,711

Shares repurchased                          (6,373,106)        (79,318,175)
---------------------------------------------------------------------------
Net decrease                                (2,422,658)       $(29,763,464)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,673,218         $74,557,423
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,152,626          19,548,532
---------------------------------------------------------------------------
                                             5,825,844          94,105,955

Shares repurchased                          (8,282,627)       (126,714,332)
---------------------------------------------------------------------------
Net decrease                                (2,456,783)       $(32,608,377)
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                             July 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        891             $12,750
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                   891              12,750

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                       891             $12,750
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 62,250,111        $841,265,074
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  560,923           7,606,458
---------------------------------------------------------------------------
                                            62,811,034         848,871,532

Shares repurchased                         (50,619,701)       (681,544,074)
---------------------------------------------------------------------------
Net increase                                12,191,333        $167,327,458
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,180,238        $988,133,170
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,480,943         136,227,972
---------------------------------------------------------------------------
                                            67,661,181       1,124,361,142

Shares repurchased                         (50,144,815)       (841,299,709)
---------------------------------------------------------------------------
Net increase                                17,516,366        $283,061,433
---------------------------------------------------------------------------

At July 31, 2003, Putnam Investments, LLC owned 77 class R shares of the fund (8.6% of class R shares outstanding), valued at $1,112.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

For the year ended July 31, 2003, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot
Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since
2000
President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and NewGeneration Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of  July 31, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons"
  (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38) Executive Vice President, Treasurer and Principal Financial Officer
Since 1989

Managing Director, Putnam Investments  and Putnam Management

Patricia C. Flaherty (12/1/46)  Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56) Vice President and Principal Executive Officer Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58) Vice President and Principal Financial Officer Since 2002

Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)  Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)  Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)  Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Judith Cohen (6/7/45)  Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and  Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN016-203370  007/883/530  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Voyager Fund
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/03

                                                                         NAV

1 year                                                                  7.92%
5 years                                                                -5.74
Annual average                                                         -1.17
10 years                                                              141.91
Annual average                                                          9.24
Life of fund (since class A inception, 4/1/69)
Annual average                                                         11.90

Share value:                                                             NAV

7/31/02                                                               $13.80
7/31/03                                                               $14.85

----------------------------------------------------------------------------

Distributions:  No.    Income    Capital gains    Return of Capital    Total
                 1     $0.0169         --             $0.0223        $0.0392
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003